Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated March 26, 2015

to

Prospectus dated February 6, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated February 6, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 38 of the Prospectus before you decide to invest in shares of our common stock.

Prospectus Summary

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Recent Developments—Deutsche Bank Credit Facility” by adding the following after the second sentence thereof:

On March 24, 2015, Dunlap Funding entered into a second amendment to the Deutsche Bank credit facility to increase the aggregate principal amount of borrowings available under the Deutsche Bank credit facility to $200.0 million from $150.0 million on a committed basis.

Fees and Expenses

This supplement supplements and amends the section of the Prospectus entitled “Fees and Expenses—Stockholder Transaction Expenses” by replacing the second paragraph of footnote 6 to the table included therein in its entirety with the following:

On December 2, 2014, we entered into the Deutsche Bank credit facility through a wholly-owned subsidiary. The Deutsche Bank credit facility was amended on February 24, 2015 to increase the aggregate principal amount of borrowings available under the Deutsche Bank credit facility to $150.0 million from $100.0 million on a committed basis. The Deutsche Bank credit facility was further amended on March 24, 2015 to increase the aggregate principal amount of borrowings available under the Deutsche Bank credit facility to $200.0 million from $150.0 million on a committed basis. The Deutsche Bank credit facility carries an interest rate equal to three-month LIBOR (for each committed lender) or the commercial paper rate of each conduit lender, plus, in each case, a spread of 2.50% per annum.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments—Deutsche Bank Credit Facility” by adding the following after the second sentence of the first paragraph thereof (dollar amounts below are in thousands):

On March 24, 2015, Dunlap Funding entered into a second amendment to the Deutsche Bank credit facility to increase the aggregate principal amount of borrowings available under the Deutsche Bank credit facility to $200,000 from $150,000 on a committed basis.